NYLIM VP FUNDS TRUST

NYLIM VP Balanced Portfolio

(the “Portfolio”)

Supplement dated September 25, 2026 (“Supplement”) to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2026, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At a meeting held on September 23-24, 2026, the Board of Trustees (“Board”) of NYLIM VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Los Angeles Capital Management LLC (“LACM”) in replacement of Wellington Management Company LLP (“Wellington”) as the Portfolio’s subadvisor for the equity portion of the Portfolio and the related subadvisory agreement; (ii) modifying the equity portion of the Portfolio’s principal investment strategies, investment process and principal risks; and (iii) reducing the management fee. These changes do not require shareholder approval.

As a result, effective on or about December 11, 2026, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1. Subadvisor Change. References to Wellington as Subadvisor to the equity portion of the Portfolio are replaced by LACM, as appropriate.

2. Fees and Expenses of the Portfolio and Example. The Portfolio’s fees and expenses table is updated to reflect the following:

a. The contractual management fee rate is revised to read as follows: 0.61% on assets up to $1 billion; 0.585% on assets from $1 billion to $2 billion; and 0.56% on assets over $2 billion.

3. Principal Investment Strategies.  Under the section entitled “Principal Investment Strategies” in the Summary Prospectus and Prospectus, the “Equity Investment Process” sub-section is deleted in its entirety and replaced with the following:

Equity Investment Process: LACM generally invests in equity securities and equity-related securities of large capitalization companies. LACM defines large-capitalization securities as securities of companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies within the range of the Russell 1000® Index, which ranged from $623 million to $4.9 trillion as of July 31, 2026. LACM may also invest in companies with market capitalizations outside of the Russell 1000® Index.

Equity securities include common stock, preferred stock and equity-equivalent securities, such as securities convertible into common stock. Equity or equity-related securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg.

LACM employs a quantitative investment process for security selection and risk management using a proprietary quantitative model. The model considers a range of valuation, earnings, financial, market, and management characteristics to identify current drivers of return. Utilizing these characteristics, LACM seeks to construct a forward-looking portfolio designed to manage risk and adapt to changing market conditions.

By including fundamental data inputs and, through the use of statistical tools, the model estimates expected returns through a multi-step process.

LACM rebalances these positions periodically using the model.

LACM seeks to generate incremental investment returns above the Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark. LACM may sell a security if it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis.

4. Principal Risks. The section of the Summary Prospectus and Prospectus entitled “Principal Risks” is revised as follows:

a.  The “Value Stock Risk,” “Foreign Securities Risk,” and “Emerging Markets Risk” are deleted in their entirety.

b. The “Portfolio Management Risk” is deleted in its entirety and replaced with the following:

 Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisors may not produce the desired results or expected returns. The quantitative screening performed by a Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, a Subadvisor’s ability to make active qualitative decisions. A Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio’s benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Portfolio’s benchmark.

5.  Past Performance. The section of the Summary Prospectus and Prospectus entitled “Past Performance” is revised as follows:

a. The Russell 1000® Index replaces the Russell 1000® Value Index as an additional index of the Portfolio and, correspondingly, replaces the Russell 1000® Value Index as a constituent of the Balanced Composite Index. Accordingly, all references to the Russell 1000® Value Index are replaced with references to the Russell 1000® Index.

b. The following is inserted as the last paragraph of the section of the Summary Prospectus and Prospectus entitled “Past Performance”:

Effective December 11, 2026, the Portfolio replaced its subadvisor to the equity portion of the portfolio and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies for the equity portion of the Portfolio.

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6. Management. The third sentence of the section entitled “Management” in the Summary Prospectus and Prospectus deleted in its entirety and replaced with the following:

Los Angeles Capital Management LLC serves as a Subadvisor and is responsible for day-to-day portfolio management of the equity portion of the Portfolio.

In addition, the list of individuals responsible for the day-to-day management of the Portfolio is updated to remove Adam H. Illfelder, Betsy M. George and Ravi Gill and to add the following individuals:

Subadvisor	Portfolio Managers	Service Date
Los Angeles Capital Management LLC	Edward Rackham, PhD, Chief Investment Officer	Since December 2026
	Anthony Arefian, CFA, Senior Managing Director	Since December 2026
	Daniel Arche, CFA, Senior Portfolio Manager	Since December 2026

7.  Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of LACM is added.

Los Angeles Capital Management LLC (“LACM”) has its global headquarters at 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025. As of June 30, 2026, LACM had over $34.3 billion of assets under management. LACM is a California limited liability company and is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.

8.  Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the description of Wellington is deleted in its entirely and replaced with the following:

 Wellington Management Company LLP (“Wellington”) has its principal offices at 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2025, Wellington had over $1.3 trillion of assets under management. Wellington is the subadvisor to the NYLIM VP Wellington Growth Portfolio and NYLIM VP Wellington Small Cap Portfolio.

9. Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is  amended as follows to include the biographies for Messrs. Rackham, Arefian and Arche:

Edward Rackham

Dr. Rackham, PhD, is the Chief Investment Officer and a member of the Board of LACM. He joined LACM in 2011 as the Director of Risk Management. He became the Co-Director of Research in 2016 and Co-Chief Investment Officer in 2022. Dr. Rackham earned an MChem from the University of Oxford in 2000 and a PhD from the University of Oxford in 2004.

Anthony Arefian

Mr. Arefian, CFA, is a Senior Managing Director of LACM. He joined LACM in 2010 as an Associate. He became an Associate Director in 2014 and a Director in 2022. Mr. Arefian earned a BS from the University of Southern California in 2002 and an MBA from the UCLA Anderson School of Management in 2010.

Daniel Arche

Mr. Arche, CFA, is the Director of Portfolio Strategy and a Senior Portfolio Manager of LACM. He joined Los Angeles Capital in 2007 as an Analyst. He became a Portfolio Manager in 2010 and a Senior Portfolio Manager in 2020.

Mr. Arche earned a BA from the University of Southern California in 2006.

 This section is also amended to remove the biographies of Adam H. Illfelder, Betsy M. George and Ravi Gill.

10. Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This Portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance.

 The Portfolio will bear the direct transaction costs associated with the Portfolio’s transition.

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